UNION PLANTERS CORPORATION, Registrant,                             Exhibit 21
A registered bank holding company                                   Page 1 of 2

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

                                                                                State or                        Percentage
                                                                                Jurisdiction                    of Voting
                                                                                Under Laws of                   Securities
Name of Registrant and Subsidiaries                                             Which Organized                   Owned
--------------------------------------                                          ---------------                 ----------
Union Planters Corporation (Registrant)                                         Tennessee
Union Planters Holding Corporation (a)                                          Tennessee                       100.00%
  Union Planters National Bank (b)                                              United States                   100.00%
     Investment Group Mortgage Corporation (c and g)                            Tennessee                       100.00%
     Planters Investment Corporation, Inc. (c)                                  Arkansas                        100.00%
     Leader Enterprises, Inc. (c)                                               Tennessee                       100.00%
     Leader Services, Inc. (c)                                                  Tennessee                       100.00%
     Leader Federal Mortgage, Inc. (c)                                          Tennessee                       100.00%
        Southeastern Mortgage of Alabama, LLC (d)                               Alabama                          50.00%
        ASMI, LLC (d)                                                           Indiana                          50.00%
     Leader Leasing, Inc. (c)                                                   Delaware                        100.00%
     Leader Funding Corporation I (c)                                           Delaware                        100.00%
     Leader Funding Corporation III (c)                                         Delaware                        100.00%
     Union Planters Brokerage Services, Inc. (c)                                Delaware                        100.00%
     PFIC Corporation (c)                                                       Tennessee                       100.00%
        PFIC Securities Corporation (a)                                         Tennessee                       100.00%
        PFIC Alabama Agency, Inc. (e)                                           Alabama                         100.00%
        PFIC Georgia Agency, Inc. (e)                                           Georgia                         100.00%
        PFIC Agency New Mexico, Inc. (e)                                        New Mexico                      100.00%
        PFIC Corporation of Kentucky (e)                                        Kentucky                        100.00%
        PFIC Agency, Inc. (e)                                                   Illinois                        100.00%
        PFIC Arkansas Agency, Inc. (e)                                          Arkansas                        100.00%
        PFIC Mississippi Agency, P.C. (e)                                       Mississippi                     100.00% indirectly
        PFIC Michigan Agency, Inc. (e)                                          Michigan                        100.00%
        PFIC Wisconsin Agency, Inc. (e)                                         Wisconsin                       100.00%
        PFIC Louisiana Agency, Inc. (e)                                         Louisiana                       100.00%
        PFIC Missouri Agency, Inc. (e)                                          Missouri                        100.00%
        PFIC Virginia Agency, Inc. (e)                                          Virginia                        100.00%
        PFIC Oregon Agency, Inc. (e)                                            Oregon                          100.00%
        PFIC Ohio Agency, Inc. (e)                                              Ohio                            100.00%
        Navigator Agency Incorporated (e)                                       Texas                           100.00% indirectly
  Union Planters Bank of Middle Tennessee, National Association (b)             United States                   100.00%
  Millcreek Development Partnership, LP (b)                                     Tennessee                        49.50%
  Union Planters Bank of Northeast Arkansas, (b)                                Arkansas                        100.00%
  Union Planters Bank of Central Arkansas, National Association (b)             Arkansas                        100.00%
     First North Central Insurance, Inc. (f and g)                              Arkansas                        100.00%
Union Planters Bank of Jackson, National Association (a)                        Tennessee                       100.00%
Union Planters Bank of East Tennessee, National Association (a)                 Tennessee                       100.00%
     Foothills Financial Services (h)                                           Tennessee                       100.00%
Union Planters Bank of Chattanooga, National Association (a)                    United States                   100.00%
Union Planters Bank of the Tennessee Valley (a)                                 Tennessee                       100.00%
Union Planters Bank of the Cumberlands (a)                                      Tennessee                       100.00%
First National Bank of Crossville (a)                                           United States                   100.00%
First Citizens Bank of Hohenwald (a)                                            Tennessee                       100.00%
Franklin Financial Group, Inc. (a)                                              Tennessee                       100.00%
  Union Planters Bank of the Lakeway Area (i)                                   Tennessee                       100.00%
     Southeastern Credit Life Insurance Company (j)                             Arizona                         100.00%
     Colonial Loan Association (j)                                              Tennessee                       100.00%
First State Bank of Fayette County (a)                                          Tennessee                       100.00%
Bank of Goodlettsville (a)                                                      Tennessee                       100.00%
Union Planters Bank of North Central Tennessee (a)                              Tennessee                       100.00%
The First State Bank (a)                                                        Tennessee                       100.00%
Bank of Commerce (a)                                                            Tennessee                       100.00%
Central State Bank (a)                                                          Tennessee                       100.00%
Simpson County Bank (a)                                                         Kentucky                        100.00%
First National Bancorp of Shelbyville (a)                                       United States                   100.00%
Union Planters Bank of Northwest Tennessee FSB (a)                              United States                   100.00%
BNF Bancorp, Inc. (a)                                                           Delaware                        100.00%
  Union Planters Bank of Alabama (k)                                            United States                   100.00%
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

                                                                     Exhibit 21
                                                                     Page 2 of 2


UNION PLANTERS CORPORATION, Registrant,
A registered bank holding company
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
                                                                                  State or                      Percentage
                                                                                Jurisdiction                    of Voting
                                                                                Under Laws of                   Securities
Name of Registrant and Subsidiaries                                             Which Organized                    Owned
-----------------------------------                                             ----------------                -----------
Union Planters Community Bancorp, Inc. (a and g)                                Tennessee                       100.00%
  Union Planters Bank of West Tennessee (l)                                     Tennessee                       100.00%
        Summit Insurance, Inc. (m)                                              Tennessee                       100.00%
        Exchange Credit Corporation (m)                                         Tennessee                       100.00%
Union Planters Bank of Mississippi (a)                                          Mississippi                     100.00%
  Sunburst Mortgage Corporation (n)                                             Mississippi                     100.00%
Union Planters Bank of Southern Mississippi (a)                                 Mississippi                     100.00%
Union Planters Bank of Central Mississippi (a)                                  Mississippi                     100.00%
  Sunburst Financial Services, Inc. d/b/a Rapid Finance (o)                     Mississippi                     100.00%
Union Planters Bank of Northwest Mississippi (a)                                Mississippi                     100.00%
Union Planters Bank of Northeast Mississippi, National Association (a)          United States                   100.00%
Union Planters Bank of Louisiana (a)                                            Louisiana                       100.00%
  Capital Equity Corporation (p)                                                Louisiana                       100.00%
Union Planters Investment Bankers Corporation (a and g)                         Tennessee                       100.00%
  UMIC, Inc. (g and q)                                                          Tennessee                       100.00%
  UMIC Securities Corporation (g and q)                                         Tennessee                       100.00%
Southwestern Investment Company (a)                                             Tennessee                       100.00%
Planters Life Insurance Company (a)                                             Arizona                         100.00%
Tennessee Equity Mortgage Corporation (a and g)                                 Tennessee                       100.00%
Guardian Realty Company (a and g)                                               Alabama                         100.00%
Capital Bancorporation, Inc. (a)                                                Tennessee                       100.00%
  Union Planters Bank of Mid-Missouri (r)                                       Missouri                        100.00%
  Maryland Avenue Bancorporation, Inc. (r)                                      Missouri                        100.00%
        Union Planters Bank of Missouri(s)                                      Missouri                        100.00%
  Union Planters Bank of Southeast Missouri (r)                                 Missouri                        100.00%
  Union Planters Bank of Southwest Missouri (r)                                 Missouri                        100.00%
  Capital Services Corporation (r)                                              Missouri                        100.00%
  First Financial Bank of Southeast Missouri (r)                                Missouri                         99.41%
  First Financial Bank of Mississippi County (r)                                Missouri                        100.00%
  First Financial Bank of Ste. Genevieve County (r)                             Missouri                         94.87%
  Citizens First Financial Bank (r)                                             Missouri                         99.92%
        First Financial Automation (t)                                          Missouri                        100.00%
Union Planters Capital Trust (a)                                                Delaware                        100.00%



(a)     Subsidiary of Union Planters Corporation
(b)     Subsidiary of Union Planters Holding Corporation
(c)     Subsidiary of Union Planters National Bank
(d)     Subsidiary of Leader Federal Mortgage, Inc.
(e)     Subsidiary of PFIC Corporation
(f)     Subsidiary of Union Planters Bank of Central Arkansas, National Association
(g)     Inactive Subsidiary
(h)     Subsidiary of Union Planters Bank of East Tennessee, National Association
(i)     Subsidiary of Franklin Financial Group, Inc.
(j)     Subsidiary of Union Planters Bank of the Lakeway Area
(k)     Subsidiary of BNF Bancorp, Inc.
(l)     Subsidiary of Union Planters Community Bancorp, Inc.
(m)     Subsidiary of Union Planters Bank of West Tennessee
(n)     Subsidiary of Union Planters Bank of Mississippi
(o)     Subsidiary of Union Planters Bank of Central Mississippi
(p)     Subsidiary of Union Planters Bank of Louisiana
(q)     Subsidiary of Union Planters Investment Bankers Corporation
(r)     Subsidiary of Capital Bancorporation, Inc.
(s)     Subsidiary of Maryland Avenue Bancorporation, Inc.
(t)     Subsidiary of Union Planters Bank of Missouri, First Financial Bank of Southeast Missouri, First Financial Bank of
        Mississippi County, First Finanancial Bank of Ste. Genevieve County, and Citizens First Financial Bank
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